Exhibit 10.1
CONFIDENTIAL

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEMS Offeror To Complete Block 12, 17, 23, 24, & 30			1. Requisition Number SEE SCHEDULE	Page 1 of 44

2. Contract No. W15P7T-08-C-C007	3. Award/Effective Date 2008 April 18	4. Order Number	5. Solicitation Number	6. Solicitation Issue Date

7. For Solicitation	A. Name		B. Telephone Number (No Collect Calls)	8. Offer Due Date/Local Time
Information Call:	PATRICK SMITH		(732) 427-1393

9. Issued By		Code W15P7T	10. This Acquisition Is ☐ Unrestricted OR ☐ Set Aside: % For
COMMANDER US ARMY CECOM, ACQ CENTER ANSEL –ACCA-RT-R FORT MONMOUTH, NJ 07703-5008			☐ Small Business ☐ Emerging Small Business ☐ 8(A) ☐ Hubzone Small Business ☐ Service - Disabled Veteran-Owned Small Business NAICS: 334220 Size Standard:
			11. Delivery For FOB Destination Unless Block is Marked ☑ See Schedule	12. Discount Terms

			☑ 13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)	13b. Rating DOA7

e-mail: PATRICK.SMITH30@CONUS.ARMY.MIL			14. Method Of Solicitation ☐ RFQ ☐ IFB ☐ RFP

15. Deliver To SEE SCHEDULE		Code______	16. Administered By DCMC, BOSTON 495 SUMMER STREET	Code S2206A
BOSTON, MA 02210

Telephone No.			SCD: B PAS: NONE

17. Contractor/Offeror	Code 31547	Facility_____	18a. Payment Will Be Made By	Code HQ0337

TECHNICAL COMMUNICATIONS CORPORATION			DFAS - COLUMBUS CENTER
100 DOMINO DR			NORTH ENTITLEMENT OPERATIONS
CONCORD, NA 01742-2817			P.O. BOX 182266
COLUMBUS, OH 43218-2266
Telephone No. (978) 287-6219

☐ 17b. Check If Remittance Is Different And Put Such Address In Offer			18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked ☐ See Addendum

19.	20.	21.	22.	23.	24.
Item No.	Schedule Of Supplies/Services	Quantity	Unit	Unit Price	Amount

	SEE SCHEDULE				FMS REQUIREMENT

(Use Reverse and/or Attach Additional Sheets As Necessary)

25. Accounting And Appropriation Data				26. Total Award Amount (For Govt. Use Only)
SEE ADDENDUM				$5,750,452,50

☐ 27a. Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4, FAR 52.212-3 And 52.212-5 Are Attached, Addenda					☐ Are ☐ Are Not Attached.

☑ 27b. Contract/Purchase Order Incorporates By Reference FAR 52.212-4, FAR 52.212-5 Is Attached, Addenda					☑ Are ☐ Are Not Attached.

☑ 28. Contractor Is Required To Sign This Document And Return 2 Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.		☑ 29. Award Of Contract: Ref. W15P7T08RC012 Offer Dated . Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items; SEE SCHEDULE

30a. Signature Of Offeror/Contractor		31a. United States Of America (Signature Of Contracting Officer)
/s/ Michael P. Malone		/s/ Demetra Lynardakis

30b. Name And Title Of Signer (Type Or Print) Michael P. Malone Chief Financial Officer	30c. Date Signed 2008 April 18	31b. Name Of Contracting Officer (Type Or Print) DEMETRA LYNARDAKIS DEMETRA.LYNARDAKIS@CONUS.ARMY.MIL (732)532-8298	31c. Date Signed 2008 April 18

Authorized For Local Reproduction		Standard Form 1449 (Rev. 3/2005)
Previous Edition Is Not Usable		Prescribed By GSA-FAR (48 CFR) 53.212
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

19.	20.	21.	22.	23.	24.
Item No.	Schedule Of Supplies/Services	Quantity	Unit	Unit Price	Amount

32a. Quantity In Column 21 Has Been

☐ Received	☐ Inspected	☐ Accepted, And Conforms To The Contract, Except As Noted:

32b. Signature Of Authorized Government Representative		32c. Date	32d. Printed Name and Title of Authorized Government Representative

32e. Mailing Address of Authorized Government Representative			32f. Telephone Number of Authorized Government Representative

32g. E-Mail of Authorized Government Representative

33. Ship Number	34. Voucher Number	35. Amount Verified Correct For	36. Payment	37. Check Number

Partial Final			☐ Complete ☐ Partial ☐ Final

38. S/R Account No.	39. S/R Voucher Number	40. Paid By

41a. I Certify This Account Is Correct And Proper For Payment		42a. Received By (Print)

41b. Signature And Title Of Certifying Officer	41c. Date

42b. Received At (Location)

		42c. Date Rec’d (YY/MM/DD)	42d. Total Containers

Standard Form 1449 (Rev. 3/2005) Back
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 2 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
SUPPLEMENTAL INFORMATION
1. This contract, W15P7T-08-C-C007, is IAW Letter of Offer & Acceptance (LOA) for case EG-B-UZE for the country of Egypt.
2. This will result in a two (2) year Firm-Fixed Price contract.
3. The product descriptions are detailed in Section B of this solicitation.
4. Commercial Packaging standards apply.
5. This procurement is for the DSD 72A-SP ARECAL II and ancillary parts as prescribed in Section B.
*** END OF NARRATIVE A0001 ***
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 3 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

SUPPLIES OR SERVICES AND PRICES/COSTS

0001	SECURITY CLASS: Unclassified

0001AA	PRODUCTION QUANTITY						***	***	***	***

NOUN: DSD 72A-SP ARECAL-II PRON: J58SAB171G PRON AMD: 01 ACRN: AA AMS CD: UZE001 FMS CASE IDENTIFIER: EG-B-UZE

DSD 72A-SP Arecal-II Military High Speed Ciphering System consisting of Eurocom D/1 Interface, Long Cycle Mode/CFB, DC Operation, Installation Instructions, and User Manuals.

GFMS34491: 31547

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029002	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 4 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

0001AB	PRODUCTION QUANTITY						***	***	***	***

NOUN: DSD 72A-SP ARECAL-II PRON: J58SAB181G PRON AMD: 01 ACRN: AA AMS CD: UZE001 FMS CASE IDENTIFIER: EG-B-UZE

DSD-72A-SP Arecal-II Military High Speed Ciphering System consisting of 34 (Mb/S) Interface, DC Operation, Installation Instructions, and User Manuals.

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029003	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0001AC	PRODUCTION QUANTITY						***	***	***	***
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 5 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: DSD 72A-SP ARECAL-II PRON: J58SAB191G PRON AMD: 01 ACRN: AA AMS CD: UZE001 FMS CASE IDENTIFIER: EG-B-UZE

DSD 72A-SP Arecall-II Military High Speed Ciphering System Consisting of 8 (Mb/S) Interface, DC Operation, Installation Instructions, and User Manuals.

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029004	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0002	SECURITY CLASS: Unclassified

0002AA	PRODUCTION QUANTITY						***	***	***	***
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 6 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: ARECAL-II CRYPTO Bd. PRON: J58SAB201G PRON AMD: 01 ACRN: AB AMS CD: UZE002 FMS CASE IDENTIFIER: EG-B-UZE Arecal-II Crypto Bd. (34Mb/S)

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029005	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0002AB	PRODUCTION QUANTITY						***	***	***	***

NOUN: CEPT E3 (34Mb/S) INT PRON: J58SAB211G PRON AMD: 01 ACRN: AB AMS CD: UZE002 FMS CASE IDENTIFIER: EG-B-UZE CEPT E3 (34Mb/S) Interface Card
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 7 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029006	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0002AC	PRODUCTION QUANTITY						***	***	***	***

NOUN: CEPT E2 (8Mb/S) INTE PRON: J58SAB221G PRON AMD: 01 ACRN: AB AMS CD: UZE002 FMS CASE IDENTIFIER: EG-B-UZE CEPT E2 (8Mb/S) Interface Card

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 8 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029007	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0002AD	PRODUCTION QUANTITY						***	***	***	***

NOUN: EUROCOM D/1 (2Mb/S) PRON: J58SAB231G PRON AMD: 02 ACRN: AB AMS CD: UZE002 FMS CASE IDENTIFIER: EG-B-UZE

EUROCOM D/1 (2Mb/S) Interface Card

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 9 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance

	INSPECTION: Origin		ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029008	BZ3UZE	L	BEGH00	3

	PROJ CD			BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0002AE	PRODUCTION QUANTITY						***	***	***	***

NOUN: CPU CARD FOR EUROCOM PRON: J58SAB241G PRON AMD: 01 ACRN: AB AMS CD: UZE002 FMS CASE IDENTIFIER: EG-B-UZE

CPU Card for EUROCOM D/1 (2/Mb/S)

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029009	BZ3UZE	L	BEGH00	3
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 10 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0002AF	PRODUCTION QUANTITY						***	***	***	***

NOUN: ARECAL CRYPTO PROCES PRON: J58SAB251G PRON AMD: 01 ACRN: AB AMS CD: UZE002 FMS CASE IDENTIFIER: EG-B-UZE

Arecal Crypto Processor Board for D/1 (2Mb/S)

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029010	BZ3UZE	L	BEGH00	3

	PROJ CD			BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 11 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0002AG	PRODUCTION QUANTITY						***	***	***	***

NOUN: KFD 800 KEYFILL DEVI
PRON: J58SAB261G PRON AMD: 02 ACRN: AB
AMS CD: UZE002
FMS CASE IDENTIFIER: EG-B-UZE

KFD 800 Keyfill Device

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029012	BZ3UZE	L	BEGHOO	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003) MARK FOR:	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183 DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD
HARMANS, MD 21077
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 12 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

0002AH	PRODUCTION QUANTITY						***	***	***	***

NOUN: SMART MODULE (SM)
PRON: J58SAB271G PRON AMD: 01 ACRN: AB AMS CD: UZE002 FMS CASE IDENTIFIER: EG-B-UZE

Smart Module (SM)

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029012	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

	SHIP TO: (BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0003	SECURITY CLASS: Unclassified
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 13 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

0003AA	PRODUCTION QUANTITY						***	***	***	***

NOUN: TEST FIXTURE MODEL 70 PRON: J58SAB281G PRON AMD: 01 ACRN: AC AMS CD: UZE003 FMS CASE IDENTIFIER: EG-B-UZE

Test Fixture Model 70 Back to Back for D/l (2Mb/S), TCC Model 70-2 Manual Test Fixture Dl, El (2Mb/s)

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029013	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0003AB	PRODUCTION QUANTITY						***	***	***	***

NOUN: TEST FIXTURE MODEL 70 PRON: J58SAB291G PRON AMD: 01 ACRN: AC AMS CD: UZE003
FMS CASE IDENTIFIER: EG-B-UZE
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 14 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

Test Fixture Model 70 Back to Back for CEPT (8/34Mb/S), TCC Model 70-3 Manual Test Fixture CEPT E2, E3 (B/34Mb/S)

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029014	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0003AC	PRODUCTION QUANTITY						***	***	***	***

NOUN: TCC MODEL 70-4 AUTO PRON: J58SAB301G PRON AMD: 01 ACRN: AC AMS CD: UZE003 FMS CASE IDENTIFIER: EG-B-UZE

TCC Model 70-4 Automated Test Fixture (CEPT) (E2, E3 8/34MB/S)
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 15 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029015	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0004	SECURITY CLASS: Unclassified

0004AA	PRODUCTION QUANTITY						***	***	***	***

NOUN: POWER SUPPLY MODULE PRON: J58SAB311G PRON AMD: 01 ACRN: AD AMS CD: UZE004 FMS CASE IDENTIFIER: EG-B-UZE Power Supply Module

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 16 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029016	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0004AB	PRODUCTION QUANTITY						***	***	***	***

NOUN: LITHIUM BATTERY 3.5V PRON: J58SAB321G PRON AMD: 01 ACRN: AD AMS CD: UZE004 FMS CASE IDENTIFIER: EG-B-UZE Lithium Battery 3.5V

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 17 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029017	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0005	SECURITY CLASS: Unclassified

0005AA	PRODUCTION QUANTITY						***	***	***	***

NOUN: DSD 72A-SP MUX CONNE PRON: J58SAB331G PRON AMD: 02 ACRN: AE AMS CD: UZE005 FMS CASE IDENTIFIER: EG-B-UZE

DSD 72A-SP Mux Connector Kit

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 18 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029018	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0005AB	PRODUCTION QUANTITY						***	***	***	***

NOUN: DSD 72A-SP RADIO CON PRON: J58SAB341G PRON AMD: 02 ACRN: AE AMS CD: UZE005 FMS CASE IDENTIFIER: EG-B-UZE

DSD 72A-SP Radio Connector Kit

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029019	BZ3UZE	L	BEGH00	3
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 19 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0005AC	PRODUCTION QUANTITY						***	***	***	***

NOUN: 6-PAIR CABLE (meter) PRON: J58SAB351G PRON AMD: 02 ACRN: AE AMS CD: UZE005 FMS CASE IDENTIFIER: EG-B-UZE

6 Pair Cable (Meter)

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029020	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 20 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0005AD	PRODUCTION QUANTITY						***	***	***	***

NOUN: DSD 72A-SP TO RL421 PRON: J58SAB361G PRON AMD: 01 ACRN: AE AMS CD: UZE005 FMS CASE IDENTIFIER: EG-B-UZE

DSD 72A-SP to RL421 Radio Interface Cable

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029021	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 21 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

0005AE	PRODUCTION QUANTITY						***	***	***	***

NOUN: DSD 72A-SP TO CPX 200 PRON: J58SAB371G PRON AMD: 01 ACRN: AE AMS CD: UZE005 FMS CASE IDENTIFIER: EG-B-UZE DSD 72A-SP to CPX 200 MUX Interface Cable

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029022	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0005AF	PRODUCTION QUANTITY						***	***	***	***
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 22 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

NOUN: SHOK ABSORBER FOR DSD
PRON: J58SAB381G PRON AMD: 01 ACRN: AE AMS CD: UZE005 FMS CASE IDENTIFIER: EG-B-UZE

Shock Absorber for DSD 72A-SP

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029023	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0005AG	PRODUCTION QUANTITY						***	***	***	***

NOUN: CONTRACTOR FURNISHED PRON: J58SAB391G PRON AMD: 01 ACRN: AE AMS CD: UZE005 FMS CASE IDENTIFIER: EG-B-UZE
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 23 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES						QUANTITY	UNIT	UNIT PRICE	AMOUNT

Contractor Furnished Spare Parts

The “Ship To” and “Mark For” indicated below are for DCMA purposes only. FOB is origin and will be at the contractors facility located at the address below:

Technical Communication Corporation 100 Domino Dr. Concord, MA 01742-2817

(End of narrative B001)

Packaging and Marking

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin

Deliveries or Performance

	DOC		SUPPL
	REL CD	MILSTRIP	ADDR	SIG CD	MARK FOR	TP CD

	001	BEGH4N73029024	BZ3UZE	L	BEGH00	3

	PROJ CD		BRK BLK PT

BEG003

	DEL REL CD		QUANTITY		DEL DATE

	001		***		***

FOB POINT: Origin

SHIP TO:
	(BEG003)	DHL GLOBAL FORWARDING 7465 CANDLEWOOD ROAD SUITE M HANOVER MD 21076-3183

	MARK FOR:	DANIEL F. YOUNG, INC. 7465 M CANDLEWOOD ROAD HARMANS, MD 21077

0006	SECURITY CLASS: Unclassified

0006AA	TRAINING							***	***	***

NOUN: OPERATION AND MAINTE PRON: J58SAB411G PRON AMD: 01 ACRN: AF AMS CD: UZE009 CUSTOMER ORDER NO: BEG04N7284Y004 FMS CASE IDENTIFIER: EG-B-UZE

Installation, Operation and Maintenance Course for the DSD 72A-SP Military High Speed Ciphering System at TCC Factory in Concord, MA for three (3) AREMOD Officers for fifteen (15) days.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 24 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

All TLA costs for this LOA are covered by AREMOD,
independent of this contract.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination
Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE

	001	***	***

***

0007	SECURITY CLASS: Unclassified

0007AA	TECHNICAL ASSISTANCE				***	***	***

Program Review of the current design and construction of the equipment being produced; receive breifings on the latest features and operating characteristics, and discuss requirements at Contractor Facility for four (4) AREMOD Officers for fifteen (15) days.

All TLA costs for this LOA are covered by AREMOD, independent of this contract.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Destination ACCEPTANCE: Destination

Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE

	001	***	***

0007AB	DATA ITEM D001			1	***	***	***
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 25 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

ITEM NO	SUPPLIES/SERVICES			QUANTITY	UNIT	UNIT PRICE	AMOUNT

Report shall be IAW Contract Data Requirements List (CDRL) DD Form 1423, Section J, Exhibit A.

(End of narrative B001)

Inspection and Acceptance

INSPECTION: Origin ACCEPTANCE: Origin
Deliveries or Performance

	DLVR SCH		PERF COMPL
	REL CD	QUANTITY	DATE

	001	***	***
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 26 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

	Regulatory Cite	Title	Date

1	52.6900	ORDER OF PRECEDENCE, ISSUE OF SPECIFICATIONS (STATEMENT OF WORK)	MAR/2008
1. The documents listed at Attachment 001 are directly cited within this contract and are furnished at Section J. The equipment on contract will be produced in accordance with these documents.
2. The issue(s) (i.e., number, revision, title and issuance date) of the documents cited at Attachment 001 govern over any other issue of the same document(s) cited elsewhere within this solicitation/contract. However, when applicable, modifications/exceptions to these documents apply as specified in the provision entitled ‘Modifications/Exceptions to Listed Specifications and Drawings’ in Section C. When necessary, copies of cancelled or superseded specifications and/or standards applicable to this solicitation/contract are furnished at Section J (also see provision entitled ‘Cancelled Specification Reinstated’ in Section C).
3. When applicable, a list of the Contract Data Requirements Lists (CDRLs - DD Form 1423s) that apply to this contract is furnished at Exhibit A. The contractor will prepare and deliver the data and information in accordance with the requirements, quantities and schedules set forth by these CDRLs unless stated explicitly elsewhere in this solicitation/contract. The Data Item Description (DID) is available on line at <http://assist.daps.dla.mil/>
When necessary, copies of canceled or superseded Data Item Descriptions applicable to this solicitation/contract are furnished at Section J.
4. The offeror/contractor is responsible for reviewing the entire solicitation/contract to identify all directly cited and subsequent referenced documents. Unless stated explicitly elsewhere in this solicitation/contract, the issue of these documents is that which appears online at the Acquisition Streamlining and Standardization Information System (ASSIST) website at <http://assist.daps.dla.mil/> as of the date of this solicitation. ASSIST-Online is the official source for all Defense Standardization Program documents and contains the most current information. Free registration for a UserID and password are required prior to using ASSIST-Online. In most cases, you will be able to download cases from your standard browser. In addition, the Department of Defense Index of Specifications and Standards (DODISS) Notice has been superseded by the ASSIST Update. The ASSIST Update (a bi-monthly summary of changes to the ASSIST document database) may be viewed or downloaded at <http://dodssp.daps.dla.mil>.\-_
Immediately upon completion of this review, the offeror/contractor will notify the Procuring Contracting Officer (PCO) of any conflicts or misunderstandings between this provision and other contractual requirements.
5. All directly cited or referenced documents not furnished with this solicitation may be obtained as follows:
a. Specifications and Standards contained in the ASSIST-Online database may be searched, viewed, downloaded and/or ordered through the ASSIST-Quick Search at http://assist.daps.dla.mil/quicksearch and ASSIST Shopping Wizard at http://assist.daps.dla.mil/wizard. Documents may also be obtained from:
DODSSP
Building 4/Section D
700 Robbins Avenue
Philadelphia, PA 19111-5094
Tel: (215) 697-2179
Facsimile: (215) 697-1462
b. Commercial Specifications, Standards, and Standards and Descriptions. When applicable, obtain these documents directly from the publisher.
c. Standard Practice for Commercial Packaging (ASTM D 3951-98). When applicable, obtain this document from:
American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959
6. Notes for Solicitations Involving Government-Furnished Drawings. The drawings specified in this solicitation depict the physical and functional requirements for the complete item and parts thereof. They do not contain complete details of all intervening processes, from raw material to finished products, which are necessary to fabricate, control, test, adjust, assemble and inspect the equipment on order.
a. Drawing Review and Certification.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 27 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
(1) The government has examined the Technical Data Package and believes that all drawings and related drawing lists needed to prepare a realistic bid/offer and construct the equipment are included therein.
(2) The bidder/offeror/contractor shall utilize the documents (35mm aperture card or digital computerized files) copies of the drawings supplied with this solicitation as a basis for preparing the bid/offer and constructing the equipment on order in the event of contract award. The bidder/offeror is responsible for assuring that these documents contain all drawings cited in Attachment 001, excluding drawings for those items which will be government-furnished for incorporation into the equipment on order. Missing or illegible drawings must be reported to the PCO within 15 days after issuance of this solicitation.
(3) Concurrent with the submission of the bid/offer, the bidder/offeror will certify that the document set of drawings in the bidder’s/offeror’s possession is complete and legible. If not submitted, the successful bidder/offeror will be required to furnish such certification prior to award.
(4) Failure by the bidder/offeror to advise the government of any missing or illegible drawings, or to provide the certification described in paragraph 6.a. (3) above will not be considered an excusable cause for late deliveries or the submission of nonconforming supplies nor constitute grounds for a claim against the government subsequent to contract award.
b. Disposition of Drawings and Specifications.
(1) Nonclassified drawings and specifications furnished with this solicitation/contract are not to be returned to the government. They may be retained by the offeror for future reference or disposed of in any manner at the discretion of the offeror.
(2) Disposition of classified documents furnished with this solicitation/contract shall be in accordance with Chapter 5, Section 7, of the National Industrial Security Program Operating Manual (NISPOM), February 28 2006, DoD 5220.22-M.
7. Discrepancies in Section B Item Descriptions. The bidder/offeror is responsible for notifying the PCO immediately in the event that:
a. A line item in this solicitation does not identify the correct part number, drawing number, or specification, or
b. The identification of such parts is inconsistent, or
c. The line item refers to an obsolete part/model or a part/model which is no longer the latest baseline configuration for that time.
In such situations, the bidder/offeror will submit correcting information to the PCO for evaluation and action.
DEFINITION OF DAC/DAYS AFTER CONTRACT
The abbreviation ‘DAC’ for days after contract as used on the Contract Data Requirements List, DD Form 1423, attached to this solicitation or contract, means days after (checked date applies):
☐ effective date of contract.
☑ date of contract award.
(End of clause)
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 28 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
PACKAGING AND MARKING

	Regulatory Cite	Title	Date

1	52.7037	PACKAGING WAIVERS OR DEVIATIONS	APR/1999
(a) Any request for waiver or deviation to a contractually imposed requirement subsequent to award must be evaluated by the cognizant authority for specifying packaging requirements. To effect this, contractors must complete DD Form 1694 and, as a minimum, include the following:
(1) Sufficient documentation to permit a prudent evaluation/decision.
(2) A statement of the positive and negative impact(s) of approval/disapproval.
(3) Expected consideration/benefits for the Government.
(4) Required, follow-on activity.
(5) Frequency of recurrence.
(b) Each contract under which nonconforming or modified packaging materials or processes are accepted by waiver or deviation, must be modified to provide an equitable price reduction or other consideration. The following statement will be marked by vendors on all applicable shipping documents (DD Forms 250, etc.):
The packaging materials utilized in this shipment have been accepted as suitable substitutes to the military materials specified in Section D of Contract W15P7T-08-C-C007. These materials have been approved and accepted for use by HQ C-E LCMC.
(c) NOTE: Requests for waiver/deviation will not be approved for the sole purpose of meeting production/delivery schedules or to achieve cost objectives. Packaging Change Recommendations, DD Form 2025, may be submitted by vendors for evaluation through their cognizant Defense Contract Management Command (DCMC) office administering this contract or directly to the Contracting Officer if this contract is not administered by DCMC. Sufficient documentation must be stated/provided to permit a prudent evaluation/decision by the packaging authority for HQ C-E LCMC.
(End of clause)

2	52.7043	STANDARD PRACTICE FOR COMMERCIAL PACKAGING	APR/1999
Commercial packaging of drawings, test reports, software, and other data items shall be in accordance with ASTM D 3951-98. Hardware deliverables shall also be packaged in accordance with ASTM D 3951-98. All packages shall be marked in accordance with MIL-STD-129 (a waiver-free document). Bar Code Markings are required IAW ANSI/AIM-BC1, Uniform Symbology Specification Code 39 and MIL-STD-129. Intermediate packaging is required to facilitate handling and inventory control whenever the size of the unit package is 64 cubic inches or less. Unit packs requiring intermediate packing shall be packed in quantities governed by the following:
a. Maximum of 100 unit packs per intermediate container.
b. Maximum net load of 40 pounds.
c. Maximum size of 1.5 cubic feet with at least two dimensions not exceeding 16 inches.
Unless otherwise specified, shipments shall be unitized into a single load that can be handled as a unit throughout the distribution system. The supplier is responsible for performing package testing as specified in ASTM D 3951-98. The government reserves the right to perform any of the tests.
Copies of ASTM D 3951-98 are available from the:
American Society for Testing and Materials
100 Barr Harbor Drive
West Conshohocken, PA 19248-2959.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 29 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
INSPECTION AND ACCEPTANCE
This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:
http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM
If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
1	52.246-2	INSPECTION OF SUPPLIES- -FIXED-PRICE	AUG/1996
2	52.246-4	INSPECTION OF SERVICES- -FIXED-PRICE	AUG/1996
3	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 30 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
DELIVERIES OR PERFORMANCE
This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:
http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA. HTM or http://farsite.hill.af.mil/VFAFARa.HTM
If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
1	52.242-15	STOP-WORK ORDER	AUG/1989
2	52.242-17	GOVERNMENT DELAY OF WORK	APR/1984
3	52.247-29	F.O.B. ORIGIN	FEB/2006
4	252.211-7003	ITEM IDENTIFICATION AND VALUATION - ALTERNATE I	APR/2005
5	252.211-7006	RADIO FREQUENCY IDENTIFICATION	FEB/2007

6	52.7025	VERIFICATION OF ‘SHIP TO’ AND/OR ‘NOTICE OF AVAILABILITY’ ADDRESS FOR FMS	APR/1984
The contractor shall submit a request in duplicate to the Transportation Office of the cognizant Contract Administration Office for verification of the ‘Ship To’ address. If the offer/release instructions require a ‘Notice of Availability,’ the contractor shall also request verification of the address to which notification will be made (the ‘TAC 3’ address). Such requests shall be submitted at least ten (10) days in advance of (i) date Notice of Availability is to be submitted, or (ii) actual shipping date if shipment is to be released automatically.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 31 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
CONTRACT ADMINISTRATION DATA

	PRON/				JOB
LINE	AMS CD/		OBLG		ORDER	ACCOUNTING	OBLIGATED
ITEM	MIPR	ACRN	STAT	ACCOUNTING CLASSIFICATION	NUMBER	STATION	AMOUNT
0001AA	J58SAB171G UZE001	AA	2	9711 X8242EGO1X627510UZE 00131EAEGS28043	8RGYFI	W15GK8	***

0001AB	J58SAB181G UZE001	AA	2	9711 X8242EGO1X627510UZE 00131EAEGS28043	8RGYFJ	W15GK8	***

0001AC	J58SAB191G UZE001	AA	2	9711 X8242EGO1X627510UZE 00131EAEGS28043	8RGYFK	W15GK8	***

0002AA	J58SAB201G UZE002	AB	2	9711 X8242EGO1X627510UZE 00231EAEGS28043	8RGYFL	W15GK8	***

0002AB	J58SAB211G UZE002	AB	2	9711 X8242EGO1X627510UZE 00231EAEGS28043	8RGYFM	W15GK8	***

0002AC	J58SAB221G UZE002	AB	2	9711 X8242EGO1X627510UZE 00231EAEGS28043	8RGYFN	W15GK8	***

0002AD	J58SAB231G UZE002	AB	2	9711 X8242EGO1X627510UZE 00231EAEGS28043	8RGYFO	W15GK8	***

0002AE	J58SAB241G UZE002	AB	2	9711 X8242EGO1X627510UZE 00231EAEGS28043	8RGYFP	W15GK8	***

0002AF	J58SAB251G UZE002	AB	2	9711 X8242EGO1X627510UZE 00231EAEGS28043	8RGYFQ	W15GK8	***

0002AG	J58SAB261G UZE002	AB	2	9711 X8242EGOlX627510UZE 00231EAEGS28043	8RGYFR	W15GK8	***

0002AH	J58SAB271G UZE002	AB	2	9711 X8242EGO1X627510UZE 00231EAEGS28043	8RGYFS	W15GK8	***

0003AA	J58SAB281G UZE003	AC	2	9711 X8242EGO1X627510UZE 00331EAEGS28043	8RGYFT	W15GK8	***

0003AB	J58SAB291G UZE003	AC	2	9711 X8242EGO1X627510UZE 00331EAEGS28043	8RGYFU	W15GK8	***

0003AC	J58SAB301G UZE003	AC	2	9711 X8242EGO1X627510UZE 00331EAEGS28043	8RGYFV	W15GK8	***

0004AA	J58SAB311G UZE004	AD	2	9711 X8242EGO1X627510UZE 00431EAEGS28043	8RGYFW	W15GK8	***

0004AB	J58SAB321G UZE004	AD	2	9711 X8242EGO1X627510UZE 00431EAEGS28043	8RGYFX	W15GK8	***

0005AA	J58SAB331G UZE005	AE	2	9711 X8242EGO1X627510UZE 00531EAEGS28043	8RGYFY	W15GK8	***

0005AB	J58SAB341G UZE005	AE	2	9711 X8242EGO1X627510UZE 00531EAEGS28043	8RGYFZ	W15GK8	***

0005AC	J58SAB351G UZE005	AE	2	9711 X8242EGO1X627510UZE 00531EAEGS28043	8RGYGA	W15GK8	***

0005AD	J58SAB361G UZE005	AE	2	9711 X8242EGO1X627510UZE 00531EAEGS28043	8RGYGB	W15GK8	***

0005AE	J58SAB371G UZE005	AE	2	9711 X8242EGOlX627510UZE 00531EAEGS28043	8RGYGC	W15GK8	$ ***

0005AF	J58SAB381G UZE005	AE	2	9711 X8242EGO1X627510UZE 00531EAEGS28043	8RGYGD	W15GK8	$ ***

0005AG	J58SAB391G UZE005	AE	2	9711 X8242EGO1X627510UZE 00531EAEGS28043	8RGYGE	W15GK8	$ ***

0006AA	J58SAB411G UZE009	AF	2	9711 X8242EGO1X627510UZE 00931EAEGS28043	8RGYGG	W15GK8	$ ***
	BEG04N7284Y004

TOTAL							$5,750,452.50

THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 32 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

SERVICE			ACCOUNTING	OBLIGATED
NAME	TOTAL BY ACRN	ACCOUNTING CLASSIFICATION	STATION	AMOUNT
Army	AA	9711 X8242EGO1X627510UZE 00131EAEGS28043	W15GK8	$	***
Army	AB	9711 X8242EGO1X627510UZE 00231EAEGS28043	W15GK8	$	***
Army	AC	9711 X8242EGO1X627510UZE 00331EAEGS28043	W15GK8	$	***
Army	AD	9711 X8242EGO1X627510UZE 00431EAEGS28043	W15GK8	$	***
Army	AE	9711 X8242EGO1X627510UZE 00531EAEGS28043	W15GK8	$	***
Army	AF	9711 X8242EGO1X627510UZE 00931EAEGS28043	W15GK8	$	***

TOTAL					$5,750,452.50

ACRN	EDI ACCOUNTING CLASSIFICATION
AA	97110X0X8242EGO1	W15GK8	X627510UZE001	31EAJ58SAB171G	8RGYFI	S28043
AA	97110X0X8242EGO1	W15GK8	X627510UZE001	31EAJ58SAB181G	8RGYFJ	S28043
AA	97110X0X8242EGO1	W15GK8	X627510UZE001	31EAJ58SAB191G	8RGYFK	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB201G	8RGYFL	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB211G	8RGYFM	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB221G	8RGYFN	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB231G	8RGYFO	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB241G	8RGYFP	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB251G	8RGYFQ	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB261G	8RGYFR	S28043
AB	97110X0X8242EGO1	W15GK8	X627510UZE002	31EAJ58SAB271G	8RGYFS	S28043
AC	97110X0X8242EGO1	W15GK8	X627510UZE003	31EAJ58SAB281G	8RGYFT	S28043
AC	97110X0X8242EGO1	W15GK8	X627510UZE003	31EAJ58SAB291G	8RGYFU	S28043
AC	97110X0X8242EGO1	W15GK8	X627510UZE003	31EAJ58SAB301G	8RGYFV	S28043
AD	97110X0X8242EGO1	W15GK8	X627510UZE004	31EAJ58SAB311G	8RGYFW	S28043
AD	97110X0X8242EGO1	W15GK8	X627510UZE004	31EAJ58SAB321G	8RGYFX	S28043
AE	97110X0X8242EGO1	W15GK8	X627510UZE005	31EAJ58SAB331G	8RGYFY	S28043
AE	97110X0X8242EGO1	W15GK8	X627510UZE005	31EAJ58SAB341G	8RGYFZ	S28043
AE	97110X0X8242EGO1	W15GK8	X627510UZE005	31EAJ58SAB351G	8RGYGA	S28043
AE	97110X0X8242EGO1	W15GK8	X627510UZE005	31EAJ58SAB361G	8RGYGB	S28043
AE	97110X0X8242EGO1	W15GK8	X627510UZE005	31EAJ58SAB371G	8RGYGC	S28043
AE	97110X0X8242EGOl	W15GK8	X627510UZE005	31EAJ58SAB381G	8RGYGD	S28043
AE	97110X0X8242EGO1	W15GK8	X627510UZE005	31EAJ58SAB391G	8RGYGE	S28043
AF	97110X0X8242EGO1	W15GK8	X627510UZE009	31EAJ58SAB411G	8RGYGG	S28043

	Regulatory Cite	Title	Date

1	52.6075	FOREIGN MILITARY SALES OR MILITARY ASSISTANCE PROGRAM DATA	JUL/1986
This contract involves Foreign Military Sales (FMS) or Military Assistance Program (MAP) (Grant Aid). The following special markings, applicable FMS country and case identifier or MAP Record Control/Program/Directive Number identifier, as applicable, are provided for the contractor to comply with DFARS Appendix F-301 Block 16(iv)(L):

CLIN/SLIN N/A
FMS Country and case identifier or
MAP Record Control/Program/Directive Number Identifier.
Special Markings
Country Code — EG Case Number — UZE

Gross Weight N/A
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 33 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

2	52.6076	ARMY ELECTRONIC INVOICING AND RECEIVING REPORT INSTRUCTIONS (WIDE AREA WORK FLOW) (OCT 2007)	OCT/2007
To implement DFARS 252,232-7003, ELECTRONIC SUBMISSION OF PAYMENT REQUESTS, CECOM Life Cycle Management Command uses Wide Area Workflow Receipt and Acceptance (WAWF-RA) to electronically process vendor requests for payments. This application allows DoD vendors to submit and track invoices and receipt/acceptance documents electronically.
The Contractor may submit a payment request using other than WAWF-RA only when:

(i)	The Contracting Officer authorizes use of another electronic form. With such authorization, the Contractor and the Contracting Officer shall agree to a plan, which shall include a timeline, specifying when the contractor will transfer to WAWF-RA; or

(ii)	The Department of Defense (DoD) is unable to receive a payment request in electronic form; or

(iii)	The Contracting Officer administering the contract for payment has determined, in writing, that electronic submission would be unduly burdensome to the contractor. In such cases, the Contractor shall include a copy of the Contracting Officers determination with each request for payment.
Contractor shall submit payment using the following method(s): [Contracting office check the appropriate block and fill in appropriate fields]:
☑ Wide Area Workflow (WAWF) (see instructions below)
☐ Other (please specify)
Defense Finance and Accounting Service (DFAS) POC                                            and Phone:
The Contractor is required to use WAWF-RA when processing invoices and payments, including receiving reports, under this order. DoD officials receiving payment requests in electronic form shall process the payment requests in electronic form. Any supporting documentation necessary for payment, such as receiving reports, contracts, contract modifications, and required certifications, also shall be processed in electronic form. Scanned documents are acceptable for processing supporting documentation other than receiving reports and other forms of acceptance in accordance with DFARS 232.7002 (b).
The Contractor shall (i) register to use WAWF-RA at https: //wawf.eb.mil, and (ii) ensure an electronic business point of contact (POC) is designated in the Central Contractor Registration site at http://www.ccr.gov within ten (10) calendar days after award of this contract/purchase order. All questions relating to system setup and vendor training can be directed to the Army WAWF help desk at 1-866-598-3560. Web-based training for WAWF is also available at \*HYPERLINK “http://www.wawftraining.com/” http://www.wawftraining.com.
WAWF Instructions:
Questions concerning payments should be directed to the DFAS [Instructions to Contracting Officers: Fill in DFAS location] at [Instructions to Contracting Officer: Fill in DFAS vendor pay phone number here] or faxed to [Instructions to Contracting Officer: Fill in DFAS vendor pay fax phone number here]. Please have your contract number/purchase order ready when calling about payments.
You can easily access payment and receipt information using the DFAS web site at http://www.dfas.mil/money/vendor. Your contract number/purchase order or invoice number will be required to inquire about the status of your payment.
The following codes and information will be required to assure successful flow of WAWF documents.
TYPE OF DOCUMENT [Contracting office check the appropriate block and fill in appropriate fields below]
☐ Commercial Item Financing
☐ Construction Invoice
☑ Invoice and Receiving Report (Combination)
☑ Invoice as 2-in-1 (Services Only)
☐ Performance Based Payment
☐ Progress Payment
☐ Cost Voucher
☐ Receiving Report With Unique Identification (UID) Data
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 34 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

CAGE CODE: 31547	[Enter Contractor Cage Code]
ISSUE BY DODAAC: W15P7T	[Enter Contracting Office DODAAC]
ADMIN BY DODAAC: W15P7T	[Enter Contract Administrators DODAAC]
INSPECT BY DODAAC: BEG003	[Enter Inspectors DODAAC if applicable]
ACCEPT BY DODAAC: BEG003	[Enter Acceptors DODAAC if applicable]
SHIP TO DODAAC: BEG003	[Enter Ship To DODAAC(s)]
PAYMENT OFFICE FISCAL STATION CODE:	[Enter Fiscal Station Code]

EMAIL POINTS OF CONTACT LISTING:	[Use Group e-mail accounts if applicable]

INSPECTOR:	[Enter Inspectors email]

ACCEPTOR:	[Enter Acceptors email]

RECEIVING OFFICE POC:	[Enter Receiving Office POC email]

CONTRACT ADMINISTRATOR:	[Enter Contract Administrators email]

CONTRACTING OFFICER: Demetra.Lynardakis@us.army.mil	[Enter Contracting Officers email]

ADDITIONAL CONTACTS: Patrick.Smith30@us.army.mil	[Enter email address(es) here]

For more information contact: Patrick.Smith30@us.army.mil	[Enter Contract Specialist email here]

3	52.7050	ADMINISTRATIVE DATA/INSTRUCTIONS TO PAYING OFFICE	MAR/1999
Project Designation: Letter of Offer and Acceptance (LOA) case number EG-B-UZE
Initiating Activity:
(Item/Project Manager)
Controlled Item Report Requirements: N/A
Invoice Address: N/A
INSTRUCTIONS TO PAYING OFFICE:
a. The Purchasing Office representative is:
Name: Patrick Smith
Organization Code: AMSEL-AC-CA-RT-R
Telephone Area Code and No.: (732)-427-1393
DSN/Autovon No.: 987-1393
b. Payment will be made by the office designated in Block 12 of Standard Form 26, Block 25 of Standard Form 33, Block 15 of DD Form 1155, or Block 18a of Standard Form 1449. In the case of cost reimbursement type contracts, vouchers should be submitted directly to the cognizant Defense Contract Audit Agency (DCAA). Upon request, the Administrative Contracting Officer (ACO) will furnish the address of the cognizant DCAA. For other type contracts, the invoice should be forwarded directly to the designated paying office.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 35 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
c. See FAR 52.232-33, Mandatory Information for Electronic Funds Transfer Payment. If payment is not available via electronic transfer then payment to the contractor shall be mailed to the following address (if other than the address shown on SF-26, SF-33 or DD Form 1155):
Name: N/A
Address: N/A
(City, State, Zip Code)
UNIT OF PURCHASE: Due to automation, when shipping or billing for the item(s) under this contract, the unit of purchase set forth in the Schedule, Section B, for each item must be used; e.g., if the quantity column indicates ‘144’ for the item and the unit of purchase column indicates ‘ea’, the system will reject shipping and billing documents which indicate ‘1 gross’.
NOTE TO PAYING OFFICE: To properly match disbursements with their corresponding receiving/acceptance document, the paying office shall ensure that the invoice/voucher is disbursed from only those accounting classification reference numbers (ACRNs) and their corresponding subline item numbers (SLINs) indicated on the invoice/voucher, acceptance statement or receiving report.

4	52.7080	DFAS COLUMBUS WEB INVOICING SYSTEM (WINS)	NOV/1999
Contractors who are paid out of the DFAS Columbus office are requested to use the voluntary DFAS Web Invoicing System (WINS) whenever possible, when requesting payment of invoices or vouchers. Complete registration instructions may be found on the ACCESS WINS DFAS web site at
https://ecweb.dfas.mil.
Vendor authentication includes user ID and passwords. User Guides are available at
http://www.dfas.mil/ecedi/.
Note: Contractors must be registered in the Central Contractors Registration database in order to use WINS.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 36 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
SPECIAL CONTRACT REQUIREMENTS

	Regulatory Cite	Title	Date

1	52.6110	MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC MAIL	FEB/2008
(a) Unless exempted by the Contracting Officer in writing, communications after contract award shall be transmitted via electronic mail (e-mail). This shall include all communication between the Government and the contractor except for classified information, formal solicitations, and proposals. A return receipt will be used by the sender as proof of the successful delivery of the message and any attachments. When authorized by the Contracting Officer, the CECOM LCMC Acquisition Centers Interactive Business Opportunities Page (IBOP) may be utilized as an alternate means of electronic communication.
(b) The IBOP, located at https://abop.monmouth.army.mil/, will be used for posting solicitations and receiving contractor proposals and other documents and questions pertaining to the solicitation. Specific IBOP proposal submission guidelines are at: https: //abop.monmouth.army.mil/home.nsf/Proposal+Alert?readform.
Items for Negotiation (IFNs) may also be transmitted through the IBOP. When deemed appropriate by the Contracting Officer, procurement sensitive information, such as For Official Use Only (FOUO) documentation, may be placed in a secure document library of a solicitation with restricted access only. For formal source selections, the CECOM LCMC Acquisition Centers Acquisition Source Selection Interactive Support Tool (ASSIST) may be utilized. Classified information shall not be posted to the IBOP under any circumstances. Classified information shall be handled in accordance with AR 380-5, Department of the Army Information Security Program.
(c) The format for all communication shall be compatible with the following:
Microsoft Office (2003 or earlier versions) family of products: Word, EXCEL, Outlook, Power Point, etc.
Internet Explorer (version 6)
Adobe Acrobat Reader (pdf)
Windows Media Player
(d) When submitting documents via the IBOP, files larger than 200 megabytes may utilize compression software, such as Zip Compression/Inflation (.zip).
(e) The following examples include, but are not limited to, the types of communication that may be transmitted via the IBOP:
Routine Letters
Price Issues
Contract Data Requirements List Submittals
Contract Data Requirements List Comments
Approvals/Disapprovals by the Government
Clarifications
Configuration Control
Drawings
Revised Shipping Instructions
         Change Order Directions
(f) The Government reserves the right to upgrade its commercial software applications at any time during the life of the contract. Backward compatibility of software applications shall be maintained by all parties throughout the life of the contract.
(g) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract. If known, the contractor shall also furnish the e-mail addresses of the Administrative Contracting Officer, DFAS and DCAA cognizant personnel. Upon receipt of the contract, all recipients are required to forward their e-mail address, name, title, office symbol, contract number, telephone number and fax number to the Contracting Officer’s e-mail address listed below:
The Contracting Officer’s e-mail address is: Demetra.Lynardakis@us.army.mil

The Contract Specialist’s e-mail address is: Patrick.Smith30@us.army.mil

The Technical Point of Contact’s e-mail address is: Eleanor.Ryan@us.army.mil
(End of clause)
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 37 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

2	52.6115	MATERIAL INSPECTION AND RECEIVING REPORTS (DD FORM 250) DFARS APPENDIX F	JUN/2005
(a) Addresses required for special distribution in accordance with Table 2 and additional distribution requirements not covered by DOD FARS Appendix F, Tables 1 and 2 are as follows:

ADDRESS	NO. OF COPIES

Commander, US Army C-E LCMC, ATTN : AMSEL-AC-CA-RT-R Fort Monmouth, NJ 07703-5000 Patrick.Smith30@us.army.mil	1

Commander, US Army C-E LCMC, ATTN: AMSEL-LC-SA-COM Fort Monmouth, NJ 07703-5000 Eleanor. Ryan@us.army.mil	1

Commander, US Army C-E LCMC, ATTN: AMSEL- AC-CS-FG( ALE) Fort Monmouth, NJ 07703-5000	1
(b) These special distribution instructions shall be included in any subcontract hereunder where the items produced by the subcontractor are to be shipped directly to the Government.
PROCEDURAL NOTE: In accordance with FAR 32.905(c), Authorization to pay. All invoice payments, with the exception of interim payments on cost-reimbursement contracts for services, must be supported by a receiving report or any other Government documentation authorizing payment (e.g., Government certified voucher). The agency receiving official should forward the receiving report or other Government documentation to the designated payment office by the 5th working day after Government acceptance or approval, unless other arrangements have been made. This period of time does not extend the due dates prescribed in this section. Acceptance should be completed as expeditiously as possible. The receiving report or other Government documentation authorizing payment must, as a minimum, include the following:
(1) Contract number or other authorization for supplies delivered or services performed.
(2) Description of supplies delivered or services performed.
(3) Quantities of supplies received and accepted or services performed, if applicable.
(4) Date supplies delivered or services performed.
(5) Date, that the designated Government official —
(i) Accepted the supplies or services; or
(ii) Approved the progress payment request, if the request is being made under the clause at 52.232-5 <http://farsite.hill.af.mil/reghtml/regs/far2afmcfars/fardfars/far/52 232.htm>. Payments Under Fixed-Price Construction Contracts, or the clause at 52.232-10 <http://farsite.hill.af.mil/reghtml/regs/far2afmcfars/fardfars/far/52 232.htm>, Payments Under Fixed-Price Architect-Engineer Contracts).
(6) Signature, printed name, title, mailing address, and telephone number of the designated Government official responsible for acceptance or approval functions.
The Department of Defense Activity Address Code (DODAAC) may be used in lieu of the mailing address. E-mail addresses, if possible, shall be added to facilitate communication and the Contractor’s Tax Identification Number (TIN) should also be included an the respective invoices for tracking purposes.
DFAS (Payment Office) WILL RETURN TO SENDER ANY RECEIVING REPORTS (INCLUDING DD FORM 250) WHICH DO NOT CONTAIN THE REQUIRED INFORMATION.

3	52.7357	TRANSPORTATION — FOREIGN MILITARY SALE (LOCALLY ADMINISTERED)	JUL/1997
This order (or portion thereof) is for a Foreign Military Sale administered by Fort Monmouth. The contractor is required to call the Distribution and Property Management Branch located at the US Army Communications-Electronics Life Cycle Management Command, ATTN: AMSEL-LEO-D-DP-DT, Fort Monmouth, New Jersey 07703-5000. Telephone (732) 532-2027, ten working days prior to shipment to verify the mailing address and/or freight address.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 38 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

4	52.7630	YEAR 2000 COMPLIANCE	APR/2001
The contractor shall ensure that products provided under this contract, to include hardware, software, firmware, and middleware, whether acting alone or combined as a system, are year 2000 compliant as defined at FAR Part 39.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 39 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
CONTRACT CLAUSES
This document incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at these addresses:
http://farsite.hill.af.mil/VFFARA.HTM or http://farsite.hill.af.mil/VFDFARA.HTM or http://farsite.hill.af.mil/VFAFARa.HTM
If the clause requires additional or unique information, then that information is provided immediately after the clause title.

	Regulatory Cite	Title	Date
1	52.202-1	DEFINITIONS	JUL/2004
2	52.203-8	CANCELLATION, RECISSION, AND RECOVERY OF FUNDS FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
3	52.203-10	PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR IMPROPER ACTIVITY	JAN/1997
4	52.203-12	LIMITATION ON PAYMENTS TO INFLUENCE CERTAIN FEDERAL TRANSACTIONS	SEP/2007
5	52.204-4	PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER	AUG/2000
6	52.211-5	MATERIAL REQUIREMENTS	AUG/2000
7	52.211-15	DEFENSE PRIORITY AND ALLOCATION REQUIREMENTS	SEP/1990
8	52.212-4	CONTRACT TERMS AND CONDITIONS—COMMERCIAL ITEMS	FEB/2007
9	52.222-29	NOTIFICATION OF VISA DENIAL	JUN/2003
10	52.225-13	RESTRICTIONS ON CERTAIN FOREIGN PURCHASES	FEB/2006
11	52.227-1	AUTHORIZATION AND CONSENT	DEC/2007
12	52.227-2	NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT	DEC/2007
13	52.227-3	PATENT INDEMNITY—ALTERNATE III	JUL/1995
14	52.227-9	REFUND OF ROYALTIES	APR/1984
15	52.229-3	FEDERAL, STATE, AND LOCAL TAXES	APR/2003
16	52.229-6	TAXES—FOREIGN FIXED-PRICE CONTRACTS	JUN/2003
17	52.232-17	INTEREST	JUN/1996
18	52.233-1	DISPUTES	JUL/2002
19	52.242-13	BANKRUPTCY	JUL/1995
20	52.243-1	CHANGES—FIXED PRICE	AUG/1987
21	52.244-6	SUBCONTRACTS FOR COMMERCIAL ITEMS	MAR/2007
22	52.249-2	TERMINATION FOR CONVENIENCE OF THE GOVERNMENT (FIXED-PRICE)	MAY/2004
23	52.249-8	DEFAULT (FIXED-PRICE SUPPLY AND SERVICE)	APR/1984
24	52.253-1	COMPUTER GENERATED FORMS	JAN/1991
25	252.201-7000	CONTRACTING OFFICER’S REPRESENTATIVE	DEC/1991
26	252.204-7000	DISCLOSURE OF INFORMATION	DEC/1991
27	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
28	252.225-7013	DUTY-FREE ENTRY	OCT/2006
29	252.225-7041	CORRESPONDENCE IN ENGLISH	JUN/1997
30	252.227-7015	TECHNICAL DATA—COMMERCIAL ITEMS	NOV/1995
31	252.227-7019	VALIDATION OF ASSERTED RESTRICTIONS—COMPUTER SOFTWARE	JUN/1995
32	252.227-7025	LIMITATIONS ON THE USE OR DISCLOSURE OF GOVERNMENT-FURNISHED INFORMATION MARKED WITH RESTRICTIVE LEGENDS	JUN/1995
33	252.227-7027	DEFERRED ORDERING OF TECHNICAL DATA OR COMPUTER SOFTWARE	APR/1988
34	252.227-7030	TECHNICAL DATA—WITHHOLDING OF PAYMENT	MAR/2000
35	252.227-7037	VALIDATION OF RESTRICTIVE MARKINGS ON TECHNICAL DATA	SEP/1999
36	252.228-7003	CAPTURE AND DETENTION	DEC/1991
37	252.229-7000	INVOICES EXCLUSIVE OF TAXES OR DUTIES	JUN/1997
38	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	MAR/2008
39	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
40	252.233-7001	CHOICE OF LAW (OVERSEAS)	JUN/1997
41	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	MAR/1998
42	252.246-7000	MATERIAL INSPECTION AND RECEIVING REPORT	MAR/2008
43	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA	MAY /2002

44	52.229-7	TAXES—FIXED-PRICE CONTRACTS WITH FOREIGN GOVERNMENTS	JAN/1991
Insert Egypt in two blanks in paragraphs (b) and (c); insert Egypt in three blanks in paragraphs (b) and (c) within the above referenced clause.
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 40 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION

45	252.225-7027	RESTRICTION ON CONTINGENT FEES FOR FOREIGN MILITARY SALES	APR/2003
Insert -1- in the blank in paragraph (b) (1) within the above referenced clause.

46	52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTUES OR EXECUTIVE ORDERS —COMMERCIAL ITEMS	DEC/2007
(a) The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
(1) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).
(2) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Pub. L. 108-77, 108-78).
(b) The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:
☑ (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Sep 2006), with Alternate I (Oct 1995) (41 U.S.C. 253g and 10 U.S.C. 2402).
☐ (2) 52.219-3, Notice of Total HUBZone Set-Aside (Jan 1999) (15 U.S.C. 657a).
☐ (3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jul 2005) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).
☐ (4) [Reserved]
☐ (5) (i) 52.219-6, Notice of Total Small Business Aside (June 2003) (15 U.S.C. 644).
☐ (ii) Alternate I (Oct 1995) of 52.219-6.
☐ (iii) Alternate II (Mar 2004) of 52.219-6.
☐ (6) (i) 52.219-7, Notice of Partial Small Business Set-Aside (June 2003) (15 U.S.C. 644).
☐ (ii) Alternate I (Oct 1995) of 52.219-7.
☐ (iii) Alternate II (Mar 2004) of 52.219-7.
☑ (7) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637(d)(2) and (3)).
☑ (8) (i) 52.219-9, Small Business Subcontracting Plan (Sep 2007) (15 U.S.C. 637 (d)(4)).
☐ (ii) Alternate I (Oct 2001) of 52.219-9.
☐ (iii) Alternate II (Oct 2001) of 52.219-9.
☑ (9) 52.219-14, Limitations on Subcontracting (Dec 1996) (15 U.S.C. 637(a) (14)).
☐ (10) 52.219-16, Liquidated Damages—Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).
☐ (11) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Sep 2005) (10 U.S.C. 2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
☐ (ii) Alternate I (June 2003) of 52.219-23.
☑ (12) 52.219-25, Small Disadvantaged Business Participation ProgramDisadvantaged Status and Reporting (Oct 1999) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
☐ (13) 52.219-26, Small Disadvantaged Business Participation ProgramIncentive Subcontracting (Oct 2000) (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 41 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
☐ (14) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (May 2004) (15 U.S.C. 657 f).
☑ (15) 52.219-28, Post Award Small Business Program Rerepresentation (JUNE 2007) (15 U.S.C. 632(a)(2)).
☑ (16) 52.222-3, Convict Labor (June 2003) (E.O. 11755).
☑ (17) 52.222-19, Child LaborCooperation with Authorities and Remedies (Aug 2007) (E.O. 13126).
☑ (18) 52.222-21, Prohibition of Segregated Facilities (Feb 1999).
☑ (19) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).
☑ (20) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006) (38 U.S.C. 4212).
☑ (21) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).
☑ (22) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006) (38 U.S.C. 4212).
☑ (23) 52.222-39, Notification of Employee Rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
☑ (24) (i) 52.222-50, Combating Trafficking in Persons (Aug 2007) (Applies to all contracts).
☐ (ii) Alternate I (Aug 2007) of 52.222-50.
☐ (25) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (Aug 2000) (42 U.S.C. 6962(c) (3) (A) (ii)).
☐ (ii) Alternate I (Aug 2000) of 52.223-9 (42 U.S.C. 6962 (i) (2)(C)) .
☐ (26) 52.223-15, Energy Efficiency in Energy-Consuming Products (Dec 2007) (42 U.S.C. 8259b).
☐ (27) (i) 52.223-16, IEEE 1680 Standard for the Environmental Assessment of Personal Computer Products (DEC 2007) (E.O. 13423).
☐ (ii) Alternate I (DEC 2007) of 52.223-16.
☑ (28) 52.225-1, Buy American Act—Supplies (June 2003) (41 U.S.C. 10a-10d).
☑ (29) (i) 52.225-3, Buy American Act Free Trade Agreements Israeli Trade Act (Aug 2007) (41 U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, Pub. L. 108-77, 108-78, 108-286, 109-53 and 109-169).
☐ (ii) Alternate I (Jan 2004) of 52.225-3.
☐ (iii) Alternate II (Jan 2004) of 52.225-3.
☑ (30) 52.225-5, Trade Agreements (Aug 2007) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).
☑ (31) 52.225-13, Restrictions on Certain Foreign Purchases (Feb 2006) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).
☐ (32) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).
☐ (33) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007) (42 U.S.C. 5150).
☑ (34) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002) (41 U.S.C. 255 (f), 10 U.S.C. 2307(f)).
☑ (35) 52.232.30, Installment Payments for Commercial Items (Oct 1995) (41 U.S.C. 255(f), 10 U.S.C. 2307(f)).
☑ (36) 52.232-33, Payment by Electronic Funds Transfer — Central Contractor Registration (Oct. 2003) (31 U.S.C. 3332).
☐ (37) 52.232-34, Payment by Electronic Funds Transfer — Other Than Central Contractor Registration (May 1999) (31 U.S.C. 3332).
☐ (38) 52.232-36, Payment by Third Party (May 1999) (31 U.S.C. 3332).
☐ (39) 52.239-1, Privacy or Security Safeguards (Aug 1996) (5 U.S.C. 552a).
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 42 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
☑ (40) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631).
☐ (ii) Alternate I (Apr 2003) of 52.247-64.
(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:
☑ (1) 52.222-41, Service Contract Act of 1965, (Nov 2007) (41 U.S.C. 351, et seq.).
☐ (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐ (3) 52.222-43, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Multiple Year and Option Contracts) (May 1989) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☑ (4) 52.222-44, Fair Labor Standards Act and Service Contract Act — Price Adjustment (Feb 2002) (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
☐ (5) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment — Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
☐ (6) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.).
☐ (7) 52.237-11, Accepting and Dispensing of $1 Coin (Aug 2007) (31 U.S.C. 5112 (p) (l)).
(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records — Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e) (1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in paragraphs (i) through (vii) of this paragraph in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause—
(i) 52.219-8, Utilization of Small Business Concerns (May 2004) (15 U.S.C. 637 (d) (2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.
(ii) 52.222-26, Equal Opportunity (Mar 2007) (E.O. 11246).
(iii) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Sep 2006)(38 U.S.C. 4212).
(iv) 52.222-36, Affirmative Action for Workers with Disabilities (June 1998) (29 U.S.C. 793).
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 43 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
(v) 52.222-39, Notification of Employee rights Concerning Payment of Union Dues or Fees (Dec 2004) (E.O. 13201).
(vi) 52.222-41, Service Contract Act of 1965, (Nov 2007), flow down required for all subcontracts subject to the Service Contract Act of 1965 (41 U.S.C. 351, et seq.)
(vii) 52.222-50, Combating Trafficking in Persons (Aug 2007) (22 U.S.C., 7104 (g)). Flow down required in accordance with paragraph (f) of FAR clause 52.222-50.
(viii) 52.222-51, Exemption from Application of the Service Contract Act to Contracts for Maintenance, Calibration, or Repair of Certain Equipment—Requirements (Nov 2007) (41 U.S.C. 351, et seq.)
(ix) 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services—Requirements (Nov 2007) (41 U.S.C. 351, et seq.)
(x) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006) (46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.
(2) While not required, the contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.
(End of Clause)

47	52.252-2	CLAUSES INCORPORATED BY REFERENCE	FEB/1998
This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address:
http://www.arnet.gov/far/ or http://www.acq.osd.mil/dpap/dars/index.htm or https://webportal. saalt.army.mil/saal-zp/procurement/afars.doc
(End of Clause)

48	52.252-6	AUTHORIZED DEVIATIONS IN CLAUSES	APR/1984
(a) The use in this solicitation or contract of any Federal Acquisition Regulation (48 CFR Chapter 1) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the date of the clause.
(b) The use in this solicitation or contract of any DoD FAR SUPPLEMENT (48 CFR 2) clause with an authorized deviation is indicated by the addition of (DEVIATION) after the name of the regulation.
(End of Clause)
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CONFIDENTIAL

CONTINUATION SHEET	Reference No. of Document Being Continued		Page 44 of 44
	PIIN/SIIN W15P7T-08-C-C007	MOD/AMD
Name of Offeror or Contractor: TECHNICAL COMMUNICATIONS CORPORATION
LIST OF ATTACHMENTS

List of			Number
Addenda	Title	Date	of Pages	Transmitted By
Exhibit A	DATA ITEM D001	22-FEB-2008	001	EMAIL
Attachment 0001	STATEMENT OF WORK (SOW)	22-FEB-2008	009	EMAIL
THE REGISTRANT HAS APPLIED FOR CONFIDENTIAL TREATMENT OF CERTAIN PROVISIONS OF THIS EXHIBIT WITH THE SECURITIES AND EXCHANGE COMMISSION. THE CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE MARKED WITH ASTERISKS (***) AND HAVE BEEN OMITTED. THE OMITTED PORTIONS OF THIS EXHIBIT WILL BE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.